FOURTH AMENDMENT
                              TO AGREEMENT OF LEASE
                              ---------------------

     This Fourth Amendment to Agreement of Lease made as of the ______ day of November, 1998 by and between SPG Partners, a Wisconsin general partnership ("Landlord") and Rayovac Corporation, a Wisconsin corporation ("Tenant")

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant have entered into an agreement of lease dated May 14, 1985, as amended by First Amendment to Agreement of Lease dated as of June 24, 1986, Second Amendment to Agreement of Lease dated as of June 10, 1987 and Third Amendment to Agreement of Lease dated as of October 1, 1997 covering certain property located in the City of Madison, Dane County, Wisconsin, all as more particularly described therein (the "Lease");

     WHEREAS, the parties hereto desire to amend the Lease effective as of December 31, 1998 in accordance with the terms hereof,

     NOW, THEREFORE, for good and value consideration, the receipt in sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Article IV of the Lease is hereby deleted and restated in its entirety to read as follows:

                                   ARTICLE IV

                              RENT, ESCROW DEPOSIT
                              --------------------

          4.01. Tenant covenants and agrees to pay to Landlord (or to any other person designated herein) as rent for the Demised Premises the following

               (a) Fixed Rent amounting to $2,600,000.00 per annum, which amount shall be subject to adjustment based upon changes in the Consumer Price Index (the "CPI Adjustments") as provided in Section 4.02 (herein referred to as "Fixed Rent"); and

               (b) Additional Rent consisting of all other sums of whatsoever nature which shall become due and payable by Tenant hereunder, and for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Fixed Rent (herein referred to as "Additional Rent").

          4.02. CPI Adjustments to the Fixed Rent shall be made on the seventh
     (7th), fourteenth (14th), eighteenth (18th) and twenty-fifth (25th) anniversaries of the Commencement Date and at such other times as are described in Article XXII of this lease (the "CPI Adjustment Dates"). CPI adjustments to the Fixed Rent shall be based upon changes in the "Consumer Price Index for all Urban Consumers, Milwaukee, Wisconsin" as that number is issued by the Bureau of Labor Statistics of the United States Department of Labor (the "CPI"). The CPI in effect for the month immediately prior to the month in which the Commencement Date occurs shall be called the "Beginning Index". The CPI published for the month immediately preceding the CPI Adjustment Date in question shall be called the "Adjustment CPI".

     The seventh anniversary of the Commencement Date shall be the First CPI Adjustment Date. On that date, the Fixed Rent shall be adjusted to equal

           $2,600,000 per annum X [1+.6 X (First Adjustment CPI - 1)]
                                           --------------------
                                               Beginning CPI

     The fourteenth anniversary of the Commencement Date shall be the Second CPI Adjustment Date. On that date, the Fixed Rent shall be adjusted to equal

          $2,600,000 per annum X [1+.6 X (Second Adjustment CPI - 1)]
                                          ---------------------
                                              Beginning CPI

     The eighteenth anniversary of the Commencement Date shall be the Third CPI Adjustment Date. On that date, the Fixed Rent shall be adjusted to equal

                 $2,600,000 per annum X (Third Adjustment CPI)
                                         ----------------------
                                             Beginning CPI

     The twenty-fifth anniversary of the Commencement Date shall be the Fourth CPI Adjustment Date. On that date, the Fixed Rent shall be adjusted to equal


     Fixed Rent as of the Third CPI Adjustment Date [1+.6 X (Fourth Adjustment CPI - 1)]
                                                             ---------------------
                                                             Third Adjustment CPI

     Notwithstanding anything herein to the contrary, the Fixed Rent during the first 25 years of the Lease shall never be less than $2,600,000 per annum.

          4.03. Landlord shall, promptly after each CPI Adjustment Date, deliver to Tenant a statement setting forth the amount of the CPI Adjustment and the basis for such computation. Until Tenant has received such statement from Landlord, the Fixed Rent shall be paid in an amount equal to the Fixed Rent in effect prior to such CPI Adjustment Date. On the first day of the month following receipt of the statement of the CPI Adjustment, Tenant shall pay, in addition to the adjustment Fixed Rent for such month, an amount equal to the difference between the amount paid by Tenant from the applicable CPI Adjustment Date and the amount Tenant should have paid using the adjusted Fixed Rent.

          4.04. Landlord shall not be required to make any adjustments or recomputations, retroactive or otherwise, by reason of any revision which may later be made in the figure of the Index first published for any month.

          4.05. If the Index ceases to use the 1967 average equaling 100 as the basis of calculation, or if a change is made in the term or number of items contained in the Index, or if the Index is altered, modified, converted or revised in any other way, then the Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Index in effect upon the Commencement Date of this Lease not been made. If such Index (or a successor or substitute index similarly adjusted) is not available, a reliable governmental or other reputable publication selected by Landlord and evaluating the information theretofore used in determining the Index shall be used.

          4.06. The Fixed Rent shall be payable without demand in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this lease (except that the first monthly installment or pro rata portion thereof shall be due and payable as provided in Section 2.01(d)).

          4.07. Tenant shall pay the Fixed Rent by good and sufficient check-(subject to collection) drawn on a bank which is a member of the Federal Reserve System to Landlord at the address aforesaid or a such other place as Landlord may designate by notice.

          4.08. Tenant shall pay to Landlord, through the term of this lease, the Fixed Rent and Additional Rent (except with respect to those items of Additional Rent which are due and payable to persons other than Landlord), free of any charges, assessments, impositions or deductions of any kind, and without abatement or setoff except as hereinafter otherwise expressly provided. Tenant's obligations hereunder shall survive the expiration or earlier termination of the term of this lease.

          4.09. Prior to the Commencement Date of the Permanent Loan as that term is defined in the Promissory Note dated February 8, 1985, executed by Landlord as Obligor to Northwestern Mutual Life Insurance Company ("NML") (NML or any replacement lender being hereinafter referred to as the "Lender") and amended by Amendment of Terms of Note dated May 1, 1986 (as amended the "Note") which Note is secured by a mortgage to NML hearing the same date (the "NML Mortgage"), Tenant shall deposit the sum of $1,000,000 into an escrow account held by an escrow agent which is acceptable to the Lender. Tenant shall have the exclusive right to direct the investment (including reinvestment) of the funds deposited, Subject to limitations as to the categories of permissible investments and as to the liquidity of such investments. In the event of Tenant's default beyond any applicable grace period in the payment of Fixed Rent or Additional Rent due and payable pursuant to this Lease, the deposit, together with all interest or other income then on deposit together with all interest or other income than on deposit in the escrow account, shall be made available to Landlord in such amounts as are necessary to cure Tenant's default. If at the time of such default by Tenant, either (a) Landlord is simultaneously in default beyond any applicable grace period under the Note and NML Mortgage or under any replacement mortgage loan and Lender has accelerated the balance due under its note, or (b) the Note is at maturity and Landlord is ii-i default in its payment of the outstanding principal balance then due and owing, then the entire deposit, including all interest or other income then on deposit in the escrow account, shall be made available to Lender in reduction of the outstanding principal balance payable by

     Landlord to Lender. Tenant shall be entitled to withdraw from the escrow account, within thirty (30) days after June 30 of each year, an amount equal to the amount of income (interest, dividends and the like) and the net gain (the aggregate of gains over losses) realized upon the investments held in the escrow account if, and only if, there is at the time of such withdrawal no default by Tenant in the payment of Fixed Rent or Additional Rent due under this Lease and the balance remaining in the escrow account is not less than $1,000,000. In the event NML at any time subsequent hereto consents to, or in the event replacement financing obtained from a lender other than NML permits the escrow account balance to be less than the escrow account balance presently required under the NML Mortgage and this
     Section 4.09, Tenant shall be permitted on the effective date of such consent or refinancing, to reduce the escrow account balance to such lesser amount, but in no event at any time shall the escrow account balance be less than $750,000.

          All of the above terms shall be incorporated in an Escrow Agreement which shall be acceptable to Lender and which shall be substantially in the form of Exhibit F annexed hereto and which replaces the Exhibit F originally annexed to this Lease. In the event that the escrow account is, at some time subsequent hereto, not required by NML or is not required under the terms of replacement financing obtained from a lender other than NML, Tenant shall then be required to maintain a security deposit of $750,000 to be held by an escrow agent chosen by the Landlord and reasonably acceptable to Tenant pursuant to an Escrow Agreement, which shall be substantially the same as the form of Exhibit F annexed hereto, excepting that all provisions relating to or in favor of a Lender, which include, but may not be limited to, paragraph 2.6, and that portion of paragraph 7 relating to foreclosure, shall be removed from such Escrow Agreement.

          4.10 In consideration of Tenant's performance of the obligations set forth in Articles VI, IX and X herein, Tenant shall receive an annual credit against Fixed Rent (the "Expense Credit") of $1,176,400.00. The Expense Credit shall be given to Tenant in equal monthly installments as an offset to the monthly installments of Base Rent, provided that Tenant is not in default hereunder. The Expense Credit shall remain constant through the term of, this Lease and shall not be increased or decreased on the basis of any change in actual expenses or changes in the CPI. The Expense Credit shall not be included in calculating the CPI adjustment to the Rent Credit set forth in Section 4.12.

          4.11. Tenant shall pay Landlord a Special Rental Supplement to reflect the fact that Landlord has elected to pass through to Tenant, as provided in Section 48(d) of the Internal Revenue Code of 1986 and in Section 32.05 of this lease, the investment tax credit for personal property placed in service by Landlord in the Demised Premises during the Tenant's fiscal year ending June 30, 1986. Such Special Rental Supplement shall equal a total of $120,000 payable $60,000 on or before May 31, 1987 and $60,000 on or before June 30, 1987.

          4.12. The rent otherwise to be paid hereunder by Tenant for the period from October 1, 1997, through December 31, 1997, shall be reduced by $56,250. Beginning on January 1, 1998, and for each year thereafter that this Lease or any extension hereof shall be effective, the rent that Tenant shall otherwise be required to pay hereunder shall be reduced by the following amount (the "Rent Credit"):

               $225,000 per annum, which amount shall be increased or decreased oi-i each CPI Adjustment Date by the same percentage as the Fixed Rent is adjusted on such CPI Adjustment Date, as provided in Section 4.02. Thus, by way of example, if the Fixed Rent, as adjusted on a CPI Adjustment Date, is 2% higher than the Fixed Rent immediately prior to such CPI Adjustment Date, then the Rent Credit, as in effect immediately prior to the CPI Adjustment Date, shall be increased by 2% on that CPI Adjustment Date.

     2. Article VI of the Lease is hereby deleted and restated in its entirety to read as follows:

                                   ARTICLE VI

                        OBLIGATION TO MAINTAIN AND REPAIR
                        ---------------------------------

          6.01. Tenant, at its expense, shall promptly make all necessary interior, exterior, structural and non-structural repairs to the Demised Premises and the fixtures, building systems including all appurtenances and installations therein.

          6.02 Tenant shall maintain the Demised Premises in good working order and repair consistent with the standards prevailing in first class commercial office projects in Madison, Wisconsin. Without limiting its obligations, Tenant, among other things shall regularly maintain, service and repair plumbing, heating, ventilation, air conditioning, sprinkler, electrical and all other mechanical systems and all equipment, machinery, fixtures and appurtenances thereto ("Mechanical Systems"); make all structural repairs when required; maintain and repair the parking lot (including any necessary repaving), vaults (if any), signs, railings, roof of the Building, exterior lighting fixtures, exterior electrical work, pipes and mains (unless owned by the utility company), curbs and utility connections; maintain and repair all sidewalks, driveways and plaza abutting the Building and on the Demised Premises; keep the Demised Premises painted and landscaped in a manner consistent with the standards prevailing in first class commercial office projects in Madison, Wisconsin; keep the Demised Premises clean and free of debris, snow and ice; and repair all broken glass. Landlord shall have no responsibility to repair or maintain the Demised Premises during the term of this Lease.

          6.02. Tenant shall arrange for rubbish removal and shall provide cleaning services for the Building.

          6.03. Tenant warrants to discharge any liens filed against the Demised Premises arising in connection with any work provided pursuant to this
     Article VI promptly after receipt of notice thereof and to pay all monies due and payable by Tenant in connection therewith.

     3. Article Section 7.01(c) of the Lease is hereby modified to read as follows:

          7.01. (e) Prior to commencing the alterations, Tenant or its contractors shall procure and shall thereafter maintain at all times when any work is in progress, workmen's compensation insurance, general liability insurance and standard form of fire and extended coverage insurance (with Builder's Risk endorsement, if appropriate), appropriate in coverage and amount.

          Notwithstanding the foregoing, alterations that (i) are likely to materially increase the maintenance, repair or cleaning costs or (ii) change the exterior appearance of the Demised Premises, or (iii) impact adversely upon the structural integrity of the Building or (iv) detract from or diminish the vale of the Demised Premises as a commercial office project, shall be made only with the prior written consent of Landlord.

     4. Article IX of the Lease is hereby deleted and restated in its entirety to read as follows:

                                   ARTICLE IX

                    PAYMENT OF IMPOSITIONS-, SEPARATE TAX LOT
                    -----------------------------------------

          9.01. Tenant shall be responsible for the payment of all Impositions. Throughout the term of this lease, Tenant shall pay to Landlord as Additional Rent, within ten (10) days of receipt of Landlord's statement clearly setting forth the amount payable by Tenant, or at lease 30 days prior to the date that payments are due to the taxing authorities or any superior mortgagee whichever date is later, all Impositions for any Tax Year occurring entirely during the term of this lease. Tenant shall pay such Additional Rent notwithstanding the pendency of a contest or proceeding brought by either Landlord or Tenant.

          9.02. All Impositions for the Tax Year in which the Commencement Date occurs and all Impositions for the Tax Year in which the expiration or earlier termination of the term of this lease (but not as the result of Tenant's default) occurs shall be apportioned between Landlord and Tenant on a basis consistent with the principles underlying the provisions of this
     Article IX, taking into consideration the portion of such Tax Year which shall have elapsed after the Commencement Date and prior to the expiration or earlier termination of the term of this lease.

          9.03. In the event that Tenant shall fall to pay such Impositions, Landlord may, at its election, pay the same in accordance with the provisions of Article XIX hereof.

          9.04. Landlord shall at all times have the night, but not the obligations, to contest any such Impositions in any manner permitted by law an/or to endeavor, through proceedings or otherwise, to obtain a lowering of the assessed valuations of the Demised Premises for the purpose of reducing the Impositions, Any such contest or proceeding may include prompt appeals from any judgments, decrees or orders until a determination is made by a court having final jurisdiction in the matter. All actions taken by Landlord to commence, prosecute and settle contests or proceedings shall be performed at the expense of Tenant, and Tenant shall reimburse Landlord within fifteen (15) days after

     Landlord furnishes a statement specifying the costs and expenses (including reasonable attorneys' fees and expenses) incurred by Landlord.

          9.05 Upon obtaining the consent of Landlord, which consent shall not be unreasonably withheld, Tenant may diligently bring any contest or proceeding described in Section 9.04 at it own expense and in its own name, or, whenever required by law or any rule or regulation in order to make such action or proceeding effective, in Landlord's name.

          Landlord agrees, at the request of Tenant, to cooperate with Tenant in effecting such contest or proceeding, including, without limitation, executing any and all documents reasonably necessary in connection with such contest or proceeding, but without expense or liability to Landlord. Tenant hereby agrees to indemnify and hold Landlord harmless from all costs, expenses (including reasonable attorneys' fees and disbursements), claims, loss, liability and damage by reason of, or in connection with, any such contest or proceeding. Tenant shall keep Landlord advised as to the status of such contest or proceeding.

          9.06. Landlord and Tenant agree that no settlement of any proceeding by Landlord or Tenant, as the case may be, shall result in an assessed valuation of the Demised Premises for such tax year greater than the assessed valuation of the Demised Premises for Such tax year as originally imposed, unless the other party reasonably consents thereto.

          9.07. If, by reason of any contest or proceeding, all or any part of the amount of any Imposition shall be refunded or returned to Landlord, then Landlord shall promptly pay to Tenant the entire portion of the refund to the extent such amount is attributable to an Imposition paid by Tenant, less the reasonable costs incurred by Landlord in obtaining such refund.

          9.08 Notwithstanding anything to the contrary in this Article IX, neither Landlord nor Tenant shall bring any contest or proceeding which would violate the terms of the Waiver of Objection to Assessed Valuation, executed by Landlord on January 15, 1985, a copy of which is annexed hereto as Exhibit H.

     5. Article 10 of the Lease is hereby deleted and restated in its entirety to read as follows:

                                    ARTICLE X

                                    UTILITIES
                                    ---------

          10.01. From and after the Commencement Date, Tenant shall pay when due all charges for water, sewer, gas, electricity, and fuel used on or about the Demised Premises. Tenant shall promptly make such payments directly to the utility company or billing authority. In the event the utility bill cannot be directly rendered to and for the account of Tenant, Landlord may require Tenant to pay to Landlord any such amount billed by Landlord as Additional Rent within ten (10) days of receipt of Landlord's statement clearly setting forth the amount payable by Tenant. Appropriate pro rata adjustments shall be made to determine the sums payable by Tenant pursuant to this Section 10.01 in the event of a Partial Lease Year.

          10.02. In no event shall Tenant's use of electric current in the Demised Premises exceed the capacity of any of the electrical conductors or other equipment in or otherwise servicing the Demised Premises.

     6. Article II of the Lease is hereby deleted and restated in its entirety to read as follows:

                                   ARTICLE XI

                              COMPLIANCE WITH LAWS
                              --------------------

          11.01. Subsequent to the Commencement Date, Tenant at its expense, shall diligently comply with all laws of public authorities applicable to the Demised Premises.

          11.02. Tenant may, at its expense, (and, if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability to the Demised Premises of any law of public authority, and Landlord shall cooperate with Tenant ii-i such proceedings, and shall execute any documents or pleadings reasonably required by Tenant for such purpose, provided that Landlord shall not be subject to the risk of criminal prosecution or penalty or the risk of material civil liability, nor shall the Demised Premises or any Fixed Rent or Additional Rent be in danger of being forfeited or lost by reason of noncompliance or otherwise by reason of such contest. Tenant hereby agrees to indemnify and hold Landlord harmless from all costs, expenses (including reasonable attorneys' fees and disbursements), claims, loss, liability and damage by reason of or in connection with any such proceeding unless the proceeding is due to Landlord's failure to observe or perform its obligations under this lease, in which latter event Landlord shall be entitled to enter the proceedings in place of Tenant and shall indemnify and hold Tenant harmless as aforesaid, Tenant shall keep Landlord advised as to the status of such proceedings.

          [11.03. Notwithstanding any provision of this lease to the contrary, if, after the Building and Improvements are completed in accordance with the Plans and Specifications, any future law of public authority applicable to the Demised Premises requires changes or alterations to be made which under generally accepted accounting principles would be deemed to be capital expenditures, then it is agreed that Tenant shall do the work (subject to Landlord's night to approve the cost thereof and, at its election, to perform the work at the same or lower estimated cost, including the reasonable costs of any required architects and/or engineers) and the cost thereof shall apportioned between Landlord an Tenant on a straight-line basis over a period of eighteen (18) years; it being agreed, for the purpose of this lease, that any such expenditure shall be deemed to have a useful life expectancy of eighteen (18) years. The cost of the expenditure shall be initially paid in full by Tenant at the time of performance of the work, but shall ultimately be allocated so that Tenant shall only be responsible for that portion thereof attributable to the period up to the Expiration Date (as same may be extended in accordance with the terms of this lease) and Landlord shall be responsible for that portion attributable to the period after the Expiration Date. Landlord shall reimburse Tenant on the Expiration Date for that portion of the cost allocable to Landlord as hereinabove provided, with simple interest thereon at an annual rate of 10% from the date of Tenant's final payment for the work.]

     7. Section 15.03. of the Lease shall be modified to eliminate any reference to Sections 31.01., 31.02. and 31.03. by deleting the entire third sentence of
Section 15.03.

     8. Article XVII of the Lease is hereby deleted and restated in its entirety to read as follows:


                                  ARTICLE XVII

                                 INDEMNIFICATION
                                 ---------------

          17.01. Tenant shall indemnify and save Landlord harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architect's and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurrences during the time of this lease:

               (a) any work or thing done in, on or about the Demised Premises, or any part thereof, by Tenant or any party other than Landlord or its agents;

               (b) any use, non-use, possession, occupation condition, operation, maintenance or management of the Demised Premises, or any part thereof,

               (c) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

               (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, except if arising in connection with Landlord's Work or the breach of Landlord's maintenance and repair obligations under Article VI hereof (provided that Tenant gave Landlord prompt notice of any potentially dangerous condition requiring repair of which Tenant was actually aware); or

               (e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this lease on its part to be performed or complied with.

          In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall at Tenant's expense resist and defend such action or proceeding by counsel approved by Landlord in writing, which approval shall not be unreasonably withheld. The obligations of Tenant under this

     Section 17.01 arising by reason of any such occurrence taking place during the ten-n of this lease shall survive the expiration or early termination of this lease.

          17.02. Landlord shall indemnify and save Tenant harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including reasonable architects' and attorneys' fees) which may be imposed upon or incurred by or asserted against Tenant by reason of any of the following occurrences:

               (a) any negligence on the part of Landlord or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

               (b) any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this lease on its part to be performed or complied with.

          In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon written notice from Tenant, shall at Landlord's expense resist and defend such action or proceeding. The obligations of Landlord under this Section 27.02 arising by reason of any such occurrence taking place prior to or during the term of this lease shall survive the expiration or early termination of this lease.

     9. Article XXII of the Lease is hereby deleted and restated in Its entirety to read as follows:

                                  ARTICLE XXII

                             OPTIONS TO EXTEND TERM
                             ----------------------

          22.01. Provided that Tenant shall not then be in default with respect to any material covenant of this lease beyond the expiration of the applicable grace period, if any, Tenant shall have the option to extend the term of this lease for an additional period of ten (10) years (the "Extended Term"); provided, however, that (a) Tenant shall notify Landlord not earlier than twenty-four (24) months and not later than the date which is eighteen (18) months prior to the then Expiration Date that Tenant desires such extension and (b) such extension shall be on the same terms, covenants and conditions as are contained in this lease, except with respect to (1) the annual Fixed Rent which shall be determined in the manner provided for in Section 22.02, (ii) such provisions in this lease which apply only to the initial term, and (111) the option herein granted to extend the initial term of this lease.

          22.02. (a) Fixed Rent payable by Tenant during the Extended Term of this lease shall be equal to $2,600,00 per annum, subject to the CPI Adjustments hereinafter described.

          (b) If the term is extended pursuant to Section 22.01 hereunder, the first day of the Extended Term shall be the Fifth CPI Adjustment Date. The initial fixed rent for the extended term shall be equal to

                                         (Fifth Adjustment CPI)
               $2,600,000 per annum  X    --------------------
                                             Beginning CPI


          (c) The seventh anniversary of the commencement date of the Extended Term shall also be a CPI Adjustment Date (the "Sixth CPI Adjustment Date"). If the CPI for the Sixth CPI Adjustment Date has increased over the CPI for the Fifth CPI Adjustment Date, then the fixed rent for the remainder of the Extended Term shall equal


                                                           Sixth Adjustment CPI
Fixed Rent as of the Fifth CPI Adjustment Date  [1+.6  X ( ---------------------  - 1)]
                                                           Fifth Adjustment CPI


Notwithstanding anything to the contrary, the Fixed Rent during the Extended Lease shall never be less than $2,600,000 per annum.

     10. Section 29.01 of the Lease is hereby deleted and restated in its entirety to read as follows:

          29.01. Landlord and its authorized representatives shall have the light, upon reasonable advance notice to Tenant, to enter the Demised Premises or any part or parts thereof, during Business Hours, accompanied by a duly authorized representative of Tenant. If Tenant makes such representative available: (i) to examine the Demised Premises to ascertain if Tenant has performed its obligations under this lease- (11) to show the Demised Premises to prospective purchasers or mortgagee; (iii) during the period commencing eighteen (18) months prior to the end of the term of this lease (if Tenant shall not have exercised the applicable option to extent the term pursuant to Article XXII), to show the Demised Premises to prospective tenants; (iv) for the purpose of making such repairs in or to the Demised Premises as may be provided for by this lease or as may be mutually agreed upon by the parties; and (v) to conduct such environmental and engineering tests and studies as Landlord reasonably deems necessary or appropriate in connection with a prospectus or actual sale or refinancing of the property. Landlord shall be allowed to take all materials into the Demised Premises that may be required for such repairs and actions. Landlord's rights under this Section 29.01. shall be exercised in such manner as to cause the least practicable interference with Tenant's use and occupancy of the Demised Premises.

     11. Article XXXI shall be deleted in its entirety.

     12. Section 32.06 is hereby deleted and restated in its entirety to read as follows:

          32.06. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from pipes, appliances or plumbing works or from the roof, street or subsurface, or from any other place or by

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

     dampness or by any other cause of whatsoever nature, unless caused by or due to the act or neglect of Landlord, its agents, servants or employees or caused by or due to Landlord's failure to comply with its obligations under this lease. Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents occurring in the Demised Premises.

     13. Except as modified herein, all remaining terms and conditions of the Lease shall remain in full force and effect.

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

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

                                            SPG PARTNERS, a Wisconsin (general
                                            partnership ("Landlord")

                                            By: /s/ Lionel N. Sterling
                                                --------------------------------
                                                Lionel N. Sterling
                                                General Partner

                                            By: /s/ Robert B. Goergen
                                                --------------------------------
                                                Robert B. Goergen
                                                General Partner

                                            By: /s/ Tom Pyle
                                                --------------------------------
                                                Tom Pyle
                                                General Partner

                                            RAYOVAC CORPORATION, a Wisconsin
                                            corporation ("Tenant")

                                            By: /s/ James A. Broderick
                                                --------------------------------


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